Filed pursuant to Rule 497(e)

File Nos. 811-24052; 333-284792

Supplement to the

Summary Prospectus and Prospectus dated June 2, 2025, of the

Dan IVES Wedbush AI Revolution ETF (the “Fund”)

October 7, 2025

Effective October 20, 2025, the twelfth paragraph of the section titled “FUND SUMMARY – Principal Investment Strategies of the Fund” is deleted and replaced with the following:

The Index is reconstituted and rebalanced following the addition or deletion of AI Companies to or from the AI Report. The Index is also rebalanced on the third Friday of March, June, September and December (effective the following business day), even if no changes have been made to the AI Report since the date of the last rebalance. Additionally, the Index may be adjusted between regular rebalancings in the event a corporate action occurs involving one or more of the Index constituents.

The disclosure regarding “Passive Investment Risk” in the section titled “FUND SUMMARY – Principal Investment Risks” is hereby deleted and replaced with the following:

Passive Investment Risk. The Fund is not actively managed, and the Adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution or rebalancing of the Index in accordance with the Index methodology. In the event that constituent companies are added to, or removed from, the AI Report, the Fund will not acquire or sell shares of the companies until the Index is reconstituted and the companies are added to, or removed from, the Index, accordingly. As a result, the Fund’s performance may be affected negatively if the value of a Fund holding declines before it is removed from the Index due to its removal from the AI Report.

In addition, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower, or more volatile than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

The disclosure regarding “Passive Investment Risk” in the section titled “ADDITIONAL INFORMATION ABOUT THE FUND – Additional Information about the Principal Risks of Investing in the Fund” is hereby deleted and replaced with the following:

Passive Investment Risk. The Fund is not actively managed, and the Adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution or rebalancing of the Index in accordance with the Index methodology. In the event that constituent companies are added to, or removed from, the AI Report, the Fund will not acquire or sell shares of the companies until the Index is reconstituted and the companies are added to, or removed from, the Index, accordingly. As a result, the Fund’s performance may be affected negatively if the value of a Fund holding declines before it is removed from the Index due to its removal from the AI Report.

Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund's performance could be lower, or more volatile than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Please retain this Supplement with your Summary Prospectus

and Prospectus for future reference.